UNITED STATES DISTRICT COURT
DISTRICT OF KANSAS
KANSAS CITY DIVISION

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Civil No. 2:11-cv-02016-EFM-JPO
v.

NIC INC., JEFFERY S. FRASER,
HARRY H. HERINGTON, and ERIC J. BUR

Defendants.

CONSENT OF DEFENDANT NIC, INC.

1.
Defendant NIC, Inc. ("Defendant") waives service of a summons and the Complaint in this action, enters a general appearance, and admits the Court's jurisdiction over Defendant and over the subject matter of this action.

2.
Without admitting or denying the allegations of the Complaint (except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the Final Judgment in the form attached hereto (the "Final Judgment") and incorporated by reference herein, which, among other things:

a.
permanently restrains and enjoins Defendant from violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. §§ 77q(a)(2) and 77q(a)(3)], Sections 13(a), 13(b)(2)(A), 13(b)(2)(B), and 14(a) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. §§ 78m(a), 78m(b)(2)(A), 78m(b)(2)(B), and 78n(a)], and Exchange Act Rules 12b-20, 13a-1, 13a-11, 14a-3, and 14a-9 [17 C.F.R. §§ 240.12b-20, 240.13a-1, 240.13a-11, 240.14a-3, and 240.14a-9]; and

b.	orders Defendant to pay a civil penalty in the amount of $500,000, under Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)].

3.
Defendant agrees that it shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof is added to a distribution fund or otherwise used for the benefit of investors. Defendant further agrees that it shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amount that Defendant pays pursuant to the Final Judgment, regardless of whether such penalty amounts or any part thereof is added to a distribution fund or otherwise used for the benefit of investors.

4.	Defendant agrees to comply with the following undertakings:

a.
Defendant shall retain an independent consultant (the "Independent Consultant") not unacceptable to the staff of the Securities and Exchange Commission ("Commission") in accordance with paragraph 4.i. below, to conduct a comprehensive review of Defendant's policies, procedures, controls, and training relating to payment of expenses, handling of whistleblower complaints, and related party transactions, and to recommend, if and where appropriate, policies, procedures, controls, and training reasonably designed to ensure:

i.	Defendant's compliance with Item 402 of Regulation S-K requiring, among other things, the disclosure of perquisites as executive compensation;

ii.	Corporate credit cards are used in compliance with Defendant's policies and applicable laws;

iii.
Defendant is properly characterizing and classifying the true nature of director, executive, and employee expenses in its books and records, and is classifying and recording expenses in accordance with GAAP;

iv.	Defendant's related party transactions disclosures are complete, not misleading, and in accordance with Item 404 of Regulation S-K and FASB ASC Topic 850, Related Party Disclosures; and

v.	The proper solicitation, handling, and investigation of whistleblower complaints including preventing retaliation against complainants;

b.
Defendant will cooperate fully with the Independent Consultant and will provide the Independent Consultant with access to its files, books, records, and personnel as reasonably requested for the review, provided, however, that Defendant does not intend to waive the protection of the attorney work product doctrine, attorney-client privilege, or any other applicable privilege, as to third parties. The Independent Consultant's costs, including compensation and expenses, will be borne exclusively by Defendant;

c.
Defendant will require the Independent Consultant to complete its review and submit a report (the "Report") simultaneously to Defendant and the staff of the Commission no more than three months after the Independent Consultant is retained. The Report will include a description of the review performed, the conclusions reached, and the Independent Consultant's recommendations, if any, concerning Defendant's policies, procedures, controls, and training;

d.
Defendant shall adopt and implement all recommendations contained in the Report within three months of the issuance of the Report, provided, however, that within one month of its receipt of the Report, Defendant shall in writing advise the Independent Consultant and the staff of the Commission of any recommendation that: (i) NIC considers to be unreasonable or unduly burdensome; and/or (ii) NIC (with the concurrence of its independent auditor) believes would violate GAAP or other applicable financial reporting requirements. With respect to any recommendation for which Defendant has advised the Independent Consultant and the staff of the Commission in writing of such an objection, Defendant need not adopt that recommendation at that time, but shall describe the basis for its objection and propose in writing an alternative policy, procedure, or system designed to achieve the same objective or purpose.

e.
As to any recommendations of the Independent Consultant with respect to which Defendant and the Independent Consultant do not agree, such parties shall attempt in good faith to reach an agreement within two months of Defendant's receipt of the Report. In the event Defendant and the Independent Consultant are unable to agree on an alternative proposal, Defendant shall abide by the determinations of the Independent Consultant;

f.
Defendant will inform the staff of the Commission in writing within three months of the issuance of the Report that it has adopted and implemented any and all of the Independent Consultant's recommendations and shall set forth specifically any agreed upon alternatives;

g.
One year after Defendant has adopted and implemented all of the Independent Consultant's recommendations and any agreed upon alternatives, Defendant will require the Independent Consultant to begin a follow-up review to confirm that: Defendant has implemented the recommendations or agreed-upon alternatives; and Defendant's policies, procedures, controls, and training are effective.  Within sixteen months of Defendant adopting and implementing all of the Independent Consultant's recommendations and any agreed upon alternatives, the Independent Consultant will submit a supplemental report to Defendant and the staff of the Commission setting forth the conclusions of its follow-up review and whether any further improvements should be implemented;

h.
The terms of Defendant's retention of the Independent Consultant shall include that: (i) Defendant shall not have the authority to terminate the Independent Consultant without the prior written approval of the staff of the Commission; (ii) Defendant shall compensate the Independent Consultant, and persons engaged to assist the Independent Consultant, for services rendered pursuant to the Final Judgment at their reasonable and customary rates; (iii) Defendant shall not be in and will not have an attorney-client relationship with the Independent Consultant and will not seek to invoke the attorney-client or any other doctrine or privilege to prevent the Independent Consultant from transmitting any information, reports, or documents to the staff of the Commission; (iv) the Independent Consultant (and all persons and firms retained to assist the Independent Consultant), shall preserve all notes taken and documents created or gathered, in performing his or her responsibilities, for a period of ten years, and provide copies of such notes and documents to the staff of the Commission upon request; (v) for the period of engagement and for a period of two years from completion of the engagement, the Independent Consultant shall not enter into any employment, consultant, attorney- client, auditing, or other professional relationship with Defendant, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such; and (vi) any firm with which the Independent Consultant is affiliated or of which the Independent Consultant is a member, and any person engaged to assist the Independent Consultant in performance of his or her duties shall not, without prior written consent of the staff of the Commission, enter into any employment, consultant, attorney-client, auditing, or other professional relationship with Defendant, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such for the period of the engagement and for a period of two years after the engagement;

i.
Within one month after the date of entry of the Final Judgment, Defendant will submit to the staff of the Commission a proposal setting forth the identity, qualifications, and proposed terms of retention of the Independent Consultant. The staff of the Commission, within one month of such notice, will either (i) deem Defendant's choice of Independent Consultant and proposed terms of retention not unacceptable, or (ii) require Defendant to propose an alternative Independent Consultant and/or revised proposed terms of retention within fifteen days. This process will continue, as necessary, until the proposed Independent Consultant and proposed terms of retention are not unacceptable to the staff of the

Commission. Within one month of the selection of the Independent Consultant, Defendant shall retain the Independent Consultant;

j.
Defendant shall certify, in writing, compliance with the undertakings set forth above. The certification shall identify the undertakings, provide written evidence of compliance in the form of a narrative, and be supported by exhibits sufficient to demonstrate compliance. The staff of the Commission may make requests for further evidence of compliance, and Defendant agrees to provide such evidence. Defendant shall submit the certification and supporting material to Lisa Deitch, Assistant Director, Division of Enforcement, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549, mail stop 5720-B, with a copy to the Office of Chief Counsel of the Division of Enforcement no later than one month from the date of the completion of all of the undertakings; and

k.	The staff of the Commission may extend any deadlines contained in these undertakings for good cause shown.

5.	Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

6.	Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

7.
Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

8.	Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

9.
Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

10.
Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions, Defendant further agrees to provide counsel for the Commission, within thirty (30) days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

11.
Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding. Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Defendant further acknowledges that the Court's entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-

regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the Complaint in this action.

12.
Defendant understands and agrees to comply with the Commission's policy "not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings." 17 C.F.R. § 202.5. In compliance with this policy, Defendant agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the Complaint or creating the impression that the Complaint is without factual basis; and (ii) that upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the Complaint. If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket. Nothing in this paragraph affects Defendant's: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

13.
Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney's fees or other fees, expenses, or costs expended by Defendant to defend against this action. For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

14.	In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant will:

a.	Produce, without service of a notice or subpoena, any and all non-privileged documents and other information requested by the staff of the Commission;

b.	Use its best efforts to encourage its officers, directors, and/or employees to be interviewed at such times and places as the staff of the Commission requests;

c.
Use its best efforts to encourage its officers, directors, and/or employees to appear and testify without service of a notice or subpoena in such investigations, depositions, hearings, proceedings, or trials as requested by the staff of the Commission;

d.
Agree to accept service by regular mail or facsimile transmission of notices or subpoenas issued by the Commission in connection with any investigation, litigation, or other proceedings relating to or arising from the subject matter of the Complaint and the Commission's investigation of the facts and circumstances which resulted in the Commission's bringing this action;

e.	Appoint Defendant's undersigned attorney as agent to receive service of such notices and subpoenas at the address set forth beneath his name;

f.	With respect to such notices and subpoenas, waive any territorial limits on service, if any, contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules;

g.	Consent to personal jurisdiction over it in any United States District Court for purposes of enforcing any such subpoena; and

h.
Preserve for ten years from the date that the Final Judgment is entered, any and all documents, electronic or otherwise, in connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, including documents that have and have not been produced to the staff, and upon request, will provide any and all documents to the Commission.

15.	Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

16.	Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated: 12-17-2010	NIC Inc.

	By:	/s/ Harry H. Herington
Harry H. Herington
CEO/Chairman
NIC, Inc.

On December 17, 2010, Harry H. Herington, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent with full authority to do so on behalf of NIC, Inc. as its CEO/Chairman.

/s/ Kristine Davies
Notary Public
Commission Expires: 6/9/2012

Approved as to form:

/s/ John A. Granda

John A. Granda, Esq.
Stinson Morrison Hecker LLP
1201 Walnut, Suite 2900
Kansas City, MO 64106
Attorney for Defendant
(816) 691-3188

NIC INC.

SECRETARY'S CERTIFICATE OF CORPORATE RESOLUTION

I, William F. Bradley, Jr. do hereby certify that I am the duly appointed, qualified and acting Corporate Secretary of NIC Inc. ("NIC"), a Delaware corporation, and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of NIC at a meeting held on December 13, 2010, at which a quorum was present and resolved as follows:

RESOLVED, that Harry H. Herington, an Officer of this Corporation, be and hereby is, authorized to act on behalf of the Corporation, and in his sole discretion, to negotiate, approve, sign and execute, in connection with the investigation conducted by the United States Securities and Exchange Commission ("Commission") the Consent of Defendant NIC Inc., attached hereto, in an action captioned Securities and Exchange Commission v. NIC Inc., et al., in the United States District Court for the District of Kansas (the "Court"); in this connection, the aforementioned Officer be and hereby is authorized to undertake such actions as he may deem necessary and advisable, including the execution of such documentation as may be required by the Commission or the Court, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certificate as the duly elected, qualified and acting Corporate Secretary of NIC Inc. (a corporation with no corporate seal) on this day of December 15, 2010.

Signed:	/s/ William F. Bradley, Jr.
William F. Bradley, Jr.
Corporate Secretary, NIC Inc.

County of Johnson              )

)           SS.

State of Kansas                    )

Before me, the undersigned notary, on December 15, 2010, came William F. Bradley, Jr., who provided to me satisfactory proof of his identity, and who signed and acknowledged the above signature to be his own.

(seal)
/s/ Vanessa Stafford
Notary Public
Commission Expires: 6/9/12